Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I, Yada Schneider, President and Chief Executive Officer of BioAuthorize Holdings, Inc F/K/A Genesis Holdings, Inc., a Nevada corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2008 the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2008	By:	/s/ Yada Schneider
Yada Schneider President & CEO